UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 29, 2010 (September 29, 2010)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-33443	20-5653152
DELAWARE	000-29311	94-3248415
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

1000 Louisiana, Suite 5800, Houston, Texas 77002

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code: (713) 507-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on August 13, 2010, Dynegy Inc., a Delaware corporation (“Dynegy”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Denali Parent Inc., a Delaware corporation (“Parent”), and Denali Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into Dynegy (the “Merger”), with Dynegy surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of The Blackstone Group L.P. Assuming receipt of required regulatory approvals and timely satisfaction of other closing conditions, including the approval by Dynegy stockholders of the proposal to adopt the Merger Agreement, Dynegy anticipates that the Merger will be completed by the end of November 2010.

As previously disclosed, concurrently with the execution of the Merger Agreement, Merger Sub entered into a Purchase and Sale Agreement with NRG Energy, Inc., a Delaware corporation (“NRG”), pursuant to which, upon the terms and subject to the terms set forth therein, simultaneously with the closing of the Merger, NRG will acquire four natural gas-fired power generating facilities from the surviving corporation—the Casco Bay facility in Maine and the Moss Landing, Morro Bay and Oakland facilities in California—for cash consideration of approximately $1.36 billion (the “NRG Sale”). The NRG Sale will not occur if the Merger is not consummated.

On September 29, 2010, Dynegy Holdings Inc., a Delaware corporation and wholly owned subsidiary of Dynegy (“DHI”), filed Amendment No. 1 to its Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”). Attached hereto as Exhibit 99.1 is the unaudited pro forma condensed consolidated financial data included in the Registration Statement giving effect to the NRG Sale as described therein, all of which was derived from DHI’s historical consolidated financial statements included in the Registration Statement. Capitalized terms used but not defined therein shall have the respective meanings ascribed to them in the Registration Statement. The DHI unaudited condensed consolidated financial statements as of June 30, 2010 and for the periods ended June 30, 2010 and 2009 referenced in the notes to DHI’s unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statement of operations can also be found in Dynegy’s Quarterly Report on Form 10-Q, filed with the SEC on August 6, 2010. The DHI audited consolidated financial statements for the fiscal year ended December 31, 2009 referenced in the notes to DHI’s unaudited pro forma condensed consolidated statement of operations can also be found in Dynegy’s Annual Report on Form 10-K, filed with the SEC on February 25, 2010.

In connection with the filing of the Registration Statement, DHI also updated DHI’s disclosures regarding Dynegy’s business strategy and certain risks related to Dynegy’s operations and financial performance. Specifically, if the NRG Sale is completed, our portfolio of generation assets will become less diversified in terms of dispatch profile, fuel type and geography. Changes in our dispatch profile may reduce our ability to capitalize on market opportunities as power demand and pricing increase in the future. Increased dependence on our coal-fired generation facilities means our profitability will also become more dependent on our ability to procure coal at reasonable prices. We may also have greater exposure to certain business risks as weather patterns, regulatory regimes and commodity prices often differ by region and state. If we are less geographically diversified, individual risks in any one region may negatively impact our financial performance. Furthermore, our total net generating capacity will be reduced by approximately 3,884 MW, or 31.8%. These factors, individually and in the aggregate, could have a material negative effect on the level and consistency of our earnings and operating cash flows.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and its exhibits contain statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” All statements included or incorporated by reference in this release, other than statements of historical fact, that address activities, events or developments that we or our management expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements represent our reasonable judgment on the future based on various factors and using numerous assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause our actual results and financial position to differ materially from those contemplated by the statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “project,” “forecast,” “plan,” “may,” “will,” “should,” “expect” and other words of similar meaning. In particular, these include, but are not limited to, statements relating to the following: (i) the timing and anticipated benefits to be achieved through our 2010-2013 company-wide cost savings program; (ii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally; (iii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which we are, or could become, subject; (iv) beliefs about commodity pricing and generation volumes; (v) anticipated liquidity in the regional power and fuel markets in which we transact, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (vi) sufficiency of, access to and costs associated with coal, fuel oil and natural gas inventories and transportation thereof; (vii) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the anticipation of a market recovery over the longer term; (viii) the effectiveness of our strategies to capture opportunities presented by changes in commodity prices and to manage our exposure to energy price volatility; (ix) beliefs and assumptions about weather and general economic conditions; (x) beliefs regarding the U.S. economy, its trajectory and its impacts; (xi) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xii) beliefs and expectations regarding the Plum Point Project; (xiii) expectations regarding our revolver capacity, credit facility compliance, collateral demands, capital expenditures, interest expense and other payments; (xiv) our focus on safety and our ability to efficiently operate our assets so as to maximize our revenue generating opportunities and operating margins; (xv) beliefs about the outcome of legal, regulatory, administrative and legislative matters; (xvi) expectations and estimates regarding capital and maintenance expenditures, including the Midwest Consent Decree and its associated costs; and (xvii) uncertainties associated with the proposed Merger, including uncertainties relating to the anticipated timing of filings and approvals relating to the Merger and the NRG Sale, the outcome of legal proceedings that have been or may be instituted against Dynegy and/or others relating to the Merger Agreement and/or the NRG Sale, the expected timing of completion of the Merger and the NRG Sale, the satisfaction of the conditions to the consummation of the Merger and the NRG Sale and the ability to complete the Merger and the NRG Sale.

Any or all of our forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control.

Additional Information and Where to Find It

In connection with the Merger, on September 3, 2010, Dynegy filed with the SEC a preliminary proxy statement. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Dynegy. BEFORE MAKING ANY VOTING DECISION, DYNEGY’S STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, REGARDING THE MERGER CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Dynegy’s stockholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Dynegy’s stockholders will also be able to obtain, without charge, a copy of the preliminary proxy statement and other relevant documents by directing a request by mail or telephone to Dynegy Inc., Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, telephone: (713) 507-6400, or from Dynegy’s website, http://www.dynegy.com.

Participants in Solicitation

Dynegy and its directors and officers may be deemed to be participants in the solicitation of proxies from Dynegy’s stockholders with respect to the Merger. Information about Dynegy’s directors and executive officers and their ownership of Dynegy’s common stock is set forth in the proxy statement for Dynegy’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 2, 2010. Stockholders may obtain additional information regarding the interests of Dynegy and its directors and executive officers in the Merger, which may be different than those of Dynegy’s stockholders generally, by reading the preliminary proxy statement filed with the SEC on September 3, 2010, the definitive proxy statement (when available) and other relevant documents regarding the Merger when filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.

Date: September 29, 2010	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President and Deputy General Counsel

DYNEGY HOLDINGS INC.

Date: September 29, 2010	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President and Deputy General Counsel

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Data.